UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Act of 1934

Date of Report (Date of Earliest Event Reported):
May 21, 2013

Commission file number: 001-33084
SUSSER HOLDINGS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	01-0864257
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)
4525 Ayers Street Corpus Christi, Texas 78415 (Address of principal executive offices, including zip codes)
Registrant’s telephone number, including area code: (361) 884-2463
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note:

This Amendment Number 1 to the current report on Form 8-K of Susser Holdings Corporation dated May 24, 2013 (the “Original Filing”) is filed solely to delete extraneous tabular data that appeared in the Edgar conversion of the Original Filing.   This Amendment Number 1 amends and restates the Original Filing in its entirety and, for purposes of convenience, re-attaches the exhibits originally filed therewith.

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
(e)    On May 21, 2013, Susser Holdings Corporation (the “Company”) held its 2013 Annual Meeting of Shareholders (the “Annual Meeting”), at which the Company's stockholders approved the Susser Holdings Corporation 2013 Equity Incentive Plan (the “2013 Plan”). There are 1,750,000 shares of the Company's Common Stock available for issuance under the 2013 Plan. The material features of the 2013 Plan are described in Exhibit 99.1, which is attached hereto and which description is incorporated herein by reference. Such description is qualified in its entirety by reference to the copy of the 2013 Plan, which is attached hereto as Exhibit 10.1 and incorporated by reference herein.
In connection with stockholder approval of 2013 Plan, Compensation Committee of the Board of Directors of the Company (the “Compensation Committee”) approved a Form of Restricted Stock Unit Agreement, a Form of Restricted Stock Agreement and a Form of Stock Option Agreement, pursuant to which the Company will grant various awards from time to time. These awards may be subject to time and/or performance-based conditions. The foregoing description is qualified in its entirely by reference to a copy of each of the Form of Restricted Stock Unit Agreement, Form of Restricted Stock Agreement and Form of Stock Option Agreement, which are attached hereto as Exhibits 10.2, 10.3 and 10.4 respectively, and the material terms of which are incorporated by reference herein.
At the Annual Meeting, the Company's stockholders also approved the Susser Holdings Corporation Section 162(m) Performance Plan (the “Incentive Plan”). The material features of the Incentive Plan are described in Exhibit 99.2, which is attached hereto and which description is incorporated herein by reference. This description is qualified in its entirety by reference to the copy of the Incentive Plan, which is attached hereto as Exhibit 10.5 and incorporated by reference herein.

Item 5.07    Submission of Matters to Vote of Security Holders
The Annual Meeting was held on May 21, 2013. Of the approximately 21,107,841 shares of Common Stock outstanding on the record date, a total of 18,282,004 shares of Common Stock were represented in person or by proxy at the Annual Meeting.

Described below are the matters voted upon at the Annual Meeting and the voting results.

1. Election of two Class I directors to serve terms expiring at the 2016 annual meeting.

Each of the nominees was elected and the voting results are set forth below:

Name	Votes For	Votes Withheld	Broker Non-Votes
Armand S. Shapiro	16,392,404	608,618	1,280,982
Sam L. Susser	16,441,276	559,746	1,280,982
2. Advisory vote on executive compensation.
The compensation of the Company's named executive officers was approved, and the voting results are set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
15,934,033	989,291	77,698	1,280,982
3. Ratification of the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 29, 2013 fiscal year.

The ratification of Ernst & Young LLP was approved, and the voting results are set forth below:

Votes For	Votes Against	Abstentions
18,131,533	90,826	59,645

4. Approval of the Susser Holdings Corporation 2013 Equity Incentive Plan.

The 2013 Equity Incentive Plan was approved, and the voting results are set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
16,452,771	494,857	53,394	1,280,982

5. Approval of the Susser Holdings Corporation Section 162(m) Performance Plan.

The 162(m) Performance Plan was approved, and the voting results are set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
16,480,144	467,744	53,134	1,280,982

Item 9.01    Financial Statements and Exhibits.
(d)    Exhibits
The following exhibits are filed herewith:

Exhibit Number	Exhibit Description
10.1	Susser Holdings Corporation 2013 Equity Incentive Plan
10.2	Form of Restricted Stock Unit Agreement under the 2013 Equity Incentive Plan
10.3	Form of Restricted Stock Agreement under the 2013 Equity Incentive Plan
10.4	Form of Stock Option Agreement under the 2013 Equity Incentive Plan
10.5	Susser Holdings Corporation Section 162(m) Performance Plan
99.1	Description of Susser Holdings Corporation 2013 Equity Incentive Plan
99.2	Description of Susser Holdings Corporation Section 162(m) Performance Plan

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUSSER HOLDINGS CORPORATION

Date: May 24, 2013	By:	/s/ Mary E. Sullivan
	Name:	Mary E. Sullivan
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Description
10.1	Susser Holdings Corporation 2013 Equity Incentive Plan
10.2	Form of Restricted Stock Unit Agreement under the 2013 Equity Incentive Plan
10.3	Form of Restricted Stock Agreement under the 2013 Equity Incentive Plan
10.4	Form of Stock Option Agreement under the 2013 Equity Incentive Plan
10.5	Susser Holdings Corporation Section 162(m) Performance Plan
99.1	Description of Susser Holdings Corporation 2013 Equity Incentive Plan
99.2	Description of Susser Holdings Corporation Section 162(m) Performance Plan